                                                                   Exhibit 10.17


              [Letterhead of Micron Custom Manufacturing Services]

                                                                  July 31st 1997

R.S. Roadstar Electronics Sdn. Bhd.
No. 37, 104000 Anson Road
Penang, Malaysia

Attn: Mr. KK Leong:

Re: Tenancy Agreement, dated October 1, 1996, between R.S. Roadstar Electronics Sdn. Bhd. and M.C.M.S. Sdn. Bhd. (the "Tenancy Agreement")

Dear Mr. Leong:

      I write this letter on behalf of M.C.M.S. Sdn. Bhd. (the "Company") to exercise the Company's option set forth in Section 5(c) of the Tenancy Agreement to extend the term of the Company's tenancy for an additional one year term. Such additional one year term shall be governed by the covenants and provisions set forth in the Tenancy Agreement (other than Section 5(c)); provided, however, that, notwithstanding anything to the contrary in the Tenancy Agreement, the Company shall have the right to terminate its tenancy at any time during such additional one year term for convenience and without penalty upon providing Ninety (90) days prior written notice to R.S. Roadstar Electronics Sdn. Bhd.

      Please acknowledge your receipt and acceptance of this letter by signing below on the space provided.

Monthly rent shall be increased                 Very truly yours,
By 5% per maximum allowable
Increased as stated in the
Lease Agreement. 5% increase to                 /s/ Ron Gines
start in October 1, 1997. Rent to               --------------------------
increase From RM36,000 to RM37,800              Ron Gines
                                                Managing Director

Acknowledged and agreed to by:

R.S. Roadstar Electronics Sdn. Bhd.


/s/ [ILLEGIBLE]
-------------------------
Name:
Title

                                                                            COPY

                                      COPY

                               TENANCY AGREEMENT

      THIS AGREEMENT is made 1st day of October _ 1996, between R.S. ROADSTAR ELECTRONICS (M) SDN. BHD., (Company No. ) a company incorporated in Malaysia and having its registered office at No. 37, 10400 Anson Road, Penang (hereinafter called "the Landlord") of the one part and M.C.M.S. SDN. BHD., (Company No.399136--M) (formerly known as Courageous Expedition Sdn. Bhd.,) a company incorporated in Malaysia and having its registered office at 4th Floor (Room 4--01) Wisna Penang Garden, Jalam Sultan Ahmad Shan, Penang (hereinafter called "the Tenant") of the other part.

      WHEREAS the Landlord is the registered proprietor of all that piece of land and hereditament held under Plots 12 & 13 Free Trade Zone, Phase 4, Bayan Lepas, Penang together with the factory building erected thereon (hereinafter called "the said premises").

      AND WHEREAS the Landlord is desirous of letting and the Tenant is desirous of taking the whole of the said premises upon the rental and subject to the terms and conditions contained herein.

      NOW IT IS HEREBY AGREED as follows :-

1. In consideration of the rent, covenants and hereinafter reserved and contained and on the part of the Tenant to be paid, observed and performed, the Landlord hereby lets unto the Tenant the said premises, and to hold the same unto the Tenant for a term of one (1) year commencing from 1st day of October 1996 to 30th day of September 1997 (hereinafter called "the term created") subject to the covenants and conditions hereinafter contained and the Tenant paying Landlord :-

      i) the monthly rent of Ringgit Malaysia Thirty Six Thousand (RM36,000) per month for the term herein created (i.e. from 1st October 1996 to September 1997).

      ii) the monthly rentals shall be paid monthly in advance. The first rental shall be paid on the 1st October 1996 and all subsequent monthly rentals shall be paid on or before the 1st day of each and every succeeding calendar month.

                                                                            COPY

            Notwithstanding, for all purposes under this Agreement, rentals paid within seven (7) of being due shall be considered to be paid in a timely manner.

      iii) on or before the execution of this Agreement the Tenant shall pay the Landlord a deposit in the sum of Ringgit Malaysia Thirty Six Thousand (RM36,000.00) being equivalent to the rental for one (1) month (hereinafter called "said Deposit") as security for the due performance and observations of the terms and conditions herein by the Tenant. This said deposit shall be increased upon any subsequent increase of rental and shall be applied in the manner as stated in Clause 2 hereof.

2.    The said Deposit shall be applied as follows :

      (a) If at any time during the tern herein created or any extension or renewal thereof, any of the reserved rent or any other obligations shall be overdue, the Landlord may in its absolute discretion appropriate and apply any portion of the said Deposit to the payment of any such overdue rent reserved or other sums due to the Landlord.

      (b) Subject to paragraph 2 (a) above, in the event of the failure of the Tenant to perform any other conditions of this Agreement, the Landlord may appropriate so much of the said deposit as may be necessary to compensate the Landlord due to a breach on part of the Tenant. Any such apportionment by the Landlord of the deposit or any part thereof hereunder shall not be deemed and shall not operate to waive the Tenant's breach or default.

      (c) Should the Deposit or any portion thereof be appropriated by the Landlord as aforesaid then the Tenant shall upon demand by the Landlord within seven (7) days from the date thereof pay to the Landlord the amount of the sum so appropriated and it is hereby agreed that the said Deposit shall not without the prior consent in writing of the Landlord be deemed to be treated as payment of rent and on the expiration or sooner termination of the term hereby created and upon the Tenant vacating the said premises the Landlord shall return the said Deposit to the Tenant forthwith free of interest cost or compensation less such sum or sums as may then be owing to the Landlord or in respect of any such sums for payment of water and electricity, telephone and the likes to the Appropriate Authority.

3. The Tenant hereby covenants with the Landlord as follows:

      (a)   To pay the said rents at the times and in the manner aforesaid;

      (b)   To pay the said Deposit in accordance with Clause 1 (iii);

      (c) To pay the deposits and all charges for the supply of water and electricity, telephone, trade refuse and other utilities in respect of the said premises during the term herein created and to keep the Landlord indemnified for any loss expenses or damage arising from any defaults or breach thereof, or non-payment;

      (d) Not to assign underlet or part with the possession of the said premises or any part thereof during the term herein created without the prior written consent of the Landlord whose consent shall not be unreasonably withheld;

      (e) Not to carry out any material alterations , renovations or to carry out any extension to the said premises except as approved by the Landlord and subject to any necessary planning permission being granted by the relevant Authorities.

      (f) The Tenant's fixtures and fittings (if any) shall be specified in the Schedule to be annexed hereto and shall be removed by the Tenant at its expense and costs and the Tenant shall restore the said premises to its original state and condition less ordinary wear and tear as at the commencement of the term herein created upon the expiration or other sooner termination of this Agreement, PROVIDED however, that the Landlord shall deal with the fixtures and fittings as the Landlord shall deem fit without being liable to the Tenant in the event the Tenant does not remove the Tenant's fixtures and fittings within thirty (30) days from the date of termination of this Agreement.

      (g) To maintain and keep the said premises including but not limited to the walls, floors, toilets, sanitary pipes, electrical wiring and other installations therein in good and tenantable repair and condition throughout the term herein created;

      (h) Not to do or permit or suffer to be done anything whereby the said premises may be damaged, and any damage done or caused by the Tenant, its agent, employee, or licensee shall be made good by the Tenant at the expense of the Tenant;

      (i) Not to store or bring upon the said premises any articles of a combustible or dangerous nature.

      (j)   Not to use the said premises for any unlawful or immoral purposes.

      (k) To apply for all the necessary approvals and licences from all the relevant authorities and in all respects to comply with all the legal provisions, either Federal or local, in regard to the tenancy of the said premises and the carrying of the trade or business for the time being carried out upon the said premises.

      (l) Not to do or permit to be done anything which will or may infringe any laws by-laws or regulations made by the Government or any other competent authority in respect of or affecting the said premises and the business being carried out by the Tenant upon the said premises and to indemnify the Landlord against all claims, actions and demands in respect thereof.

      (m) To permit the Landlord and its authorised agents at all reasonable times in the day but with three (3) days prior notice to enter upon and examine the condition of the said premises.

      (n) To use the said premises for the purpose of the Tenant's electronics business or and for purposes ancillary thereto and not to use the said premises or suffer or permit the same to be used for any other purpose whatsoever except with previous written consent of the Landlord which consent shall not be unreasonably withheld.

      (o) Upon the expiration or sooner termination of the term herein created to deliver up peaceably the possession of the said premises to the Landlord or its authorised agent or to any person lawfully claiming under it in accordance with the conditions herein contained.

      (p) Not to use the said premises or suffer or permit the same to be used for any offensive noisy or dangerous trade business performance or occupation or for any purpose or in any manner which may be a nuisance to the Landlord or the owners of or occupiers of neighbouring or adjacent premises. On written notice being served on the said premises by the Landlord or by its surveyor requiring the Tenant to abate any nuisance caused by vibration noise or offensive smell or by any undue emission of smoke vapour or dust, with all reasonable despatch after the service of such notice, to abate such nuisance accordingly.

      (q) To take such measures as may be necessary to ensure that any effluent discharged into the drains or sewers which belongs to or are used for the said premises will not be corrosive or anyway harmful or cause any destruction or deposit therein and to comply with all the regulations of the Department of Environment.

      (r) Not to do or permit or suffer to be done anything whereof the Policy of Insurance on the said premises or any adjoining or neighbouring premises against damage by fire or tempest may become void or voidable or whereof the rates of premium thereon may be increased and to repay to the Landlord all sums paid by way of increased premiums and all expenses incurred by them in or about the renewal of such policy or policies rendered necessary by a breach of this contract and all such payments shall be made immediately on demand.

4. The Landlord hereby covenants with the Tenant as follows :-

      (a) To pay the quit rent and assessment payable to the local authority in respect of the said premises;

      (b) To permit the Tenant if it punctually pays the rent hereby reserved and observes the stipulations and covenants on its part herein contained to enjoy the said premises without any disturbances by the Landlord or any person lawfully claiming under or in trust for the Landlord.

      (c) To insure the said premises (but not the contents thereof) against loss or damage by fire or tempest and to cause all money received by virtue of such insurance to be laid out forthwith in rebuilding and reinstating the said premises and to make up any deficiency out of their own way provided that the Landlord's obligations under this covenant still cease if the insurance shall be rendered void by reason of any act or default of the Tenant. In case the said premises or any part thereof shall at any time be unfit for substantial occupation or use and the policy or policies effected by the Landlord shall not have been invalidated or payment of policy moneys refused in consequence of some act or default of the tenant, the rents hereby reserved or a just and fair proportion thereof according to the nature and extent of the actual damage done (and as reasonably certified by the Landlord's surveyor) shall be suspended as from the happening of the said fire or tempest until the said premises shall be again rendered fit for occupation and use but the tenancy shall in no way be invalidated.

5. PROVIDED ALWAYS AND IT IS HEREBY AGREED as follows :-

      (a) If the rent hereby reserved or any part thereof shall be in arrears and unpaid for (7) days after becoming due and payable (whether formally demanded or not) or if any of the covenants stipulations or agreement on the part of the Tenant herein contained shall not be observed or performed and the Tenant has failed to cure such non-observance or non-performance within fifteen (15) days after receiving notice thereof or if the Tenant or its successors shall permit or suffer any distress of attachment of execution to be levied on the said premises then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the said premises or any part thereof and thereupon this tenancy shall absolutely determine but without prejudice to the Landlord's right of action in respect of any antecedent breach of the Tenant's covenants herein contained.

      (b) Except as otherwise provided herein the Tenant agrees to occupy use and keep the said premises at the risk of the Tenant and hereby releases to the full extent permitted by law the Landlord and its servants and agents from all claims summonses actions proceedings and demands which may be brought levied or made against it and from all liability which may arise in respect of any person of whatsoever nature or kind in or near the said premises, in all cases arising out of the Tenant's wrongful acts or breach of this Agreement.

      (c) The Landlord will at the written request of the Tenant made two calendar months before the expiration of the term herein created and if there shall not at the time of such request be any existing breach or non observance of any of the covenants on the part of the Tenant to be performed and herein contained, at the expense of the Tenant, to grant to him a tenancy of the said premises for a further term of one (1) year from the expiration of the term herein created containing the like covenants and provisions as are herein contained (except this covenant for renewal) and at a rent to be mutually agreed (but which rental rate shall in no case exceed a 5% increase over the rental under this Agreement).

      (d) Any notice required to be given hereunder shall be in writing and shall be sufficiently served on the Tenant by sending the same by registered post addressed to the Tenant at the said premises and for the Landlord by sending the same by registered post addressed to the Landlord at its address stated herein and shall be deemed to have been received by the addressee in the ordinary course of post.

      (e) The parties shall bear equally the Solicitor's fees with regard to this Agreement but the Stamp duty shall be borne by the Tenant.

      (f) This Tenancy Agreement shall be binding upon the successors in title and all assigns of the parties hereto respectively.

      (g)   Time wherever mentioned shall be the essence of this Agreement.

6. In this Agreement where the context so admits;

      (a) the expression "the Landlord" and "the Tenant" include the respective successors and assigns of the Landlord and the Tenant and where two or more persons are included in either expression this Agreement shall bind such persons jointly and/or severally.

      (b) words importing and masculine gender only include the feminine and neuter gender.

      (c) words importing the singular number only include the plural number and vice versa.

      (d) words applicable to natural persons include any company or corporation.

      IN WITNESS WHEREOF the parties hereto have hereunto set their hands on the day and year first above written.

Signed by                      )
for and on behalf of           )
R.S. ROADSTAR ELECTRONICS      )          /s/ [ILLEGIBLE]
(M) SDN. BHD., (Co. No.    )   )
in the presence of :-          )


/s/ Lim Kah Cheng

          LIM KAH CHENG
      Advocate & Solicitor
            Penang

Signed by                     )
for and on behalf of          )          /s/ [ILLEGIBLE]
M.C.M.S. SDN. BHD., (Co. No.  ))
in the presence of :-         )


/s/ [ILLEGIBLE]

              [Letterhead of Micron Custom Manufacturing Services]

                                                                  July 31st 1997

R.S. Roadstar Electronics Sdn. Bhd.
No. 37, 104000 Anson Road
Penang, Malaysia

Attn: Mr. KK Leong

Re: Tenancy Agreement, dated October 1, 1996, between R.S. Roadstar Electronics Sdn. Bhd. and M.C.M.S. Sdn. Bhd. (the "Tenancy Agreement")

Dear Mr. Leong:

      I write this letter on behalf of M.C.M.S. Sdn. Bhd. (the "Company") to exercise the Company's option set forth in Section 5(c) of the Tenancy Agreement to extend the term of the Company's tenancy for an additional one year term. Such additional one year term shall be governed by the covenants and provisions set forth in the Tenancy Agreement (other than Section 5(c)); provider, however, that, notwithstanding anything to the contrary in the Tenancy Agreement, the Company shall have the right to terminate its tenancy at any time during such additional one year term for convenience and without penalty upon providing ninety (90) days prior written notice to R.S. Roadstar Electronics Sdn. Bhd.

      Please acknowledge your receipt and acceptance of this letter by signing below on the space provided.

Monthly rent shall be increased           Very truly yours,
By 5% per maximum allowable
Increased as stated in the
Lease Agreement. 5% increase to           /s/ Ron Gines
start in October 1, 1997. Rent to         -----------------------
increase From RM36,000 to RM37,800        Ron Gines
                                          Managing Director

Acknowledged and agreed to by:

R.S. Roadstar Electronics Sdn. Bhd.


/s/ [ILLEGIBLE]
---------------------------------
Name:
Title